August 15, 2016

Vivaldi Orinda Macro Opportunities Fund
Class A Shares (OMOAX)
Class I Shares (OMOIX)
A series of Advisors Series Trust (the “Trust”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated June 28, 2016

At the request of Orinda Asset Management, LLC, (the “Adviser”), the Board of Trustees of the Trust has reviewed material relating to the Adviser’s request to reorganize the Vivaldi Orinda Macro Opportunities Fund (the “Fund”), into a newly created series (the “New Fund”) of Investment Managers Series Trust II (the “Reorganization”), with investment objectives and policies that are substantially similar to that of the Fund.  Based on the materials provided to the Board, the Board has determined to approve an Agreement and Plan of Reorganization (the “Plan”) whereby the Fund would reorganize out of the Trust and into the New Fund, to be named the Vivaldi Orinda Multi-Strategy Fund.  The Plan provides for an exchange of shares of each class of the Fund for shares of the same class of the New Fund, which would be distributed pro rata by the Fund to the holders of the shares of such class in complete liquidation of the Fund, and the New Fund’s assumption of all of the liabilities of the Fund.  Shareholders of each class of the Fund will receive shares of the new Fund equal in value to the shares of the Fund held by the shareholders prior to the Reorganization.  The effect of the Reorganization will be that the Fund’s shareholders will become shareholders of the New Fund.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

In September 2016, shareholders of the Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization.  If approved, the Reorganization is anticipated to take effect on or about December 9, 2016.  The Reorganization must be approved by a vote of a majority of the outstanding shares of the Fund.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for reference.